Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information, online at insurancefunds.mfs.com.  You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com.  The fund’s prospectus and statement of additional information, both dated April 30, 2015, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

CLASS	TICKER SYMBOL
Service Class	N/A

Summary of Key Information

Investment Objective
The fund’s investment objective is to seek current income consistent with preservation of capital and liquidity.

Fees and Expenses
This table describes the fees and expenses that you may pay when you hold shares of the fund.  If the fees and expenses imposed by the insurance company that issued your variable contracts or other eligible investor through which the fund is offered were included, your expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.80%

MKS-SSUM-061715                                                                                                                                                      Page 1 of 3

MFS Money Market Portfolio

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. If the fees and expenses imposed by the insurance company that issued your variable contracts or other eligible investor through which an investment in the fund is made were included, your expenses would be higher.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods; your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Service Class Shares	$82	$255	$444	$990

Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests the fund’s assets in U.S. dollar-denominated money market instruments and repurchase agreements. Money market instruments include bank certificates of deposit and other bank obligations of U.S. and foreign banks; notes, commercial paper, and asset-backed securities of U.S. and foreign issuers; U.S. and foreign government securities; and municipal instruments.

MFS will invest at least 25% of the fund's assets in issuers in the industries in the financial services sector.

In buying and selling investments for the fund, MFS seeks to comply with Securities and Exchange Commission rules for money market funds regarding credit quality, diversification, liquidity, and maturity. MFS stresses maintaining a stable $1.00 share price, liquidity, and income.

The Board of Trustees of the fund has approved a proposal to modify the fund's fundamental investment policy concerning industry concentration so that the fund would be prohibited from investing more than 25% of its total assets in securities issued by companies in the same industry, including the financial services industry. This proposal is subject to approval by the shareholders of the fund at a special shareholders’ meeting expected to be held in October 2015. No assurance can be given that the shareholder approval will occur. If this proposal is approved by shareholders, the fund will make other changes necessary to operate as a government money market fund, including (i) adopting a principal investment strategy to normally invest at least 99.5% of its total assets in cash, U.S. Government money market instruments, and/or repurchase agreements collateralized by cash or U.S. Government securities and (ii) changing its name to "MFS U.S. Government Money Market Portfolio." If approved, the fund currently anticipates that these changes will take effect in April 2016.

Principal Risks
You could lose money by investing in the fund.  Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.  An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The fund's sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The principal risks of investing in the fund are:

Interest Rate, Credit, Redemption, and Liquidity Risk:  Although MFS seeks to maintain a stable $1.00 share price for the fund, there is no guarantee that it will be able to do so. A major increase in interest rates or a decline in the credit quality of an issuer or entity providing credit support, large or frequent redemptions, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the fund’s share price to decrease to below $1.00.

Foreign Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, and other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

Financial Services Sector Risk:  Events that affect the financial services sector may have a significant adverse effect on the fund.

Municipal Risk:  The price of a municipal instrument can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes, changes in specific or general market and economic conditions, and the financial condition of municipal issuers and insurers. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the fund and the overall municipal market.

Counterparty and Third Party Risk:  Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability or willingness to perform in accordance with the terms of the transaction.

Investment Selection Risk: MFS' investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Performance Information
The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time.

The fund’s past performance does not necessarily indicate how the fund will perform in the future. Updated performance is available at mfs.com or by calling 1-877-411-3325. If the fees and expenses imposed by the insurance company that issued your variable contracts or other eligible investor through which an investment in the fund is made were included, they would reduce the returns shown.

MFS Money Market Portfolio

Service Class Bar Chart.
The total return for the three-month period ended March 31, 2015, was 0.00%. During the period(s) shown in the bar chart, the highest quarterly return was 1.15% (for the calendar quarter ended September 30, 2007) and the lowest quarterly return was 0.00% (for the calendar quarter ended December 31, 2014).

Performance Table.
Average Annual Total Returns
(For the Periods Ended December 31, 2014)

Share Class	1 YEAR	5 YEARS	10 YEARS
Service Class Shares	0.00%	0.00%	1.30%

Investment Adviser
MFS serves as the investment adviser for the fund.

Purchase and Sale of Fund Shares
You should consult with the insurance company that issued your variable contract, or other eligible investor through which your investment in the fund is made, for minimum investment requirements and redemption procedures.

Taxes
You should consult with the insurance company that issued your variable contract, or other eligible investor through which your investment in the fund is made, to understand the tax treatment of your investment.

Payments to Financial Intermediaries
The fund, MFS, and/or its affiliates may make payments to insurance companies, other financial intermediaries, and all of their affiliates, for distribution and/or other services. These payments may create a conflict of interest for the insurance company or other financial intermediary to include the fund as an investment option in its product or to recommend the fund over another investment option. Ask your financial intermediary or insurance company, or visit your financial intermediary's or insurance company's Web site, for more information.